UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2014
______________________________

(Exact name of registrant as specified in its charter)
______________________________

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrants' Telephone Number, Including Area Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

PCA (the “Company”) is filing this Current Report on Form 8-K to disclose updates with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2013 (“2013 Form 10-K”), as a result of a change in our accounting method related to inventory valuation.

With the exception of inventories acquired since 2004, our raw materials, work in process, and finished goods inventories were valued using the last-in, first-out (LIFO) cost method. Supplies and materials are valued at the first-in, first out ("FIFO") or average cost methods. Effective January 1, 2014, the Company elected to change its method of accounting for inventories from lower of cost, as determined by the LIFO method, or market, to lower of cost, as determined by the average cost method, or market. We believe the change is preferable as the average cost method better reflects the current value of inventory on the consolidated balance sheets, more closely aligns with how we manage inventory, and the change conforms the inventory costing methods to be more consistent within the Company.

The Company has applied this change in method of inventory costing retrospectively to all periods presented in the financial statements filed as Exhibit 99.2 to this Current Report on Form 8-K in accordance with US generally accepted accounting principles relating to accounting changes.

This Form 8-K does not reflect any events occurring after we filed our 2013 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the accounting change as described above. For more current information, please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and our other filings with the Securities and Exchange Commission made since the filing of the 2013 Form 10-K. This filing should be read in conjunction with such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain important information regarding events, developments, and updates to certain expectations of the Company that have occurred since the filing of the 2013 Form 10-K.

Item 9.01. Financial Statements and Exhibits

(D)	Exhibits
	23.1	Consent of Independent Registered Public Accounting Firm (Ernst & Young)
99.1
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from PCA’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 28, 2014

99.2
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from PCA’s Annual Report on Form 10-K for the year ended December 31,2013 as filed with the Securities and Exchange Commission on February 28, 2014

	99.3	Independent Auditors’ Report (KPMG) (incorporated by reference to Exhibit 99.1 to PCA's annual report on Form 10-K for the year ended December 31, 2013)
101
The following financial information from Packaging Corporation of America’s Annual Report on Form 10-K for the year ended December 31, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2013 and 2012, (ii) Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2013, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011, and (v) the Notes to Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ MARK W. KOWLZAN
Chief Executive Officer

By:	/s/ RICHARD B. WEST
Senior Vice President and Chief Financial Officer
Date: May 9, 2014